Waddell & Reed Advisors Funds

Supplement dated May 2, 2013 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2012

and as supplemented January 2, 2013, January 31, 2013 and April 5, 2013

Effective June 1, 2013, the third paragraph in the “Portfolio Management — Waddell & Reed Advisors Asset Strategy Fund” section on page 74 is deleted in its entirety.

Supplement	Prospectus	1